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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                             ---------------------


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):    August  4, 1998
                                                         -----------------



                           THE INTERCEPT GROUP, INC.
                           -------------------------
                           (Exact Name of Registrant
                         as Specified in its Charter)


 Georgia                           01-14213                    58-2237359
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(State or Other                  (Commission                 (I.R.S. Employer
Jurisdiction of                  File Number)                Identification No.)
Incorporation)



3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia                  30071
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   (Address of Principal Executive Offices)                          (Zip Code)



      Registrant's telephone number, including area code:  (770) 248-9600
                                                           --------------



                                      N/A
                       ------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

  Pursuant to the terms of that certain Asset Purchase Agreement dated August 4, 1998 (the "Agreement") by and between The InterCept Group, Inc. ("InterCept"), Nova Financial Corporation ("Nova") and BroadNet, Inc., effective as of July 31, 1998 InterCept acquired certain assets and assumed certain liabilities of Nova (the "Transaction") for a total purchase price (the "Purchase Price") of approximately $1,082,000. The acquired assets consisted of accounts receivable, computer equipment and various other assets. InterCept paid Nova $880,000 in cash at the closing of the transaction on August 4, 1998 (the "Closing Date") with proceeds from the initial public offering of its common stock. InterCept will pay Nova the remaining portion of the Purchase Price, if any, six months following the Closing Date if a certain number of Nova's current customers that are financial institutions enter into contracts with InterCept whereby InterCept provides data processing and back office services to such financial institutions. The Purchase Price is subject to adjustment pending a final audit of the purchased assets and assumed liabilities of Nova.


  Nova is an Atlanta, Georgia based provider of core data processing, check imaging, and item capture services to customers throughout Georgia. Nova currently serves 16 customers and has 30 full time employees.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     It is impractical to provide the required financial statements for Nova at the date of the filing of this Form 8-K. The required financial statements will be provided as soon as practicable but not later than sixty days after the date on which this Form 8-K must be filed.

(B)  PRO FORMA FINANCIAL INFORMATION.

     It is impractical to provide the required pro forma financial information at the date of the filing of this Form 8-K. The required pro forma financial information will be provided as soon as practicable but not later than sixty days after the date on which this Form 8-K must be filed.

(C)  EXHIBITS.

2.1 Asset Purchase Agreement dated August 4, 1998 by and between The InterCept Group, Inc. Nova Financial Corporation and BroadNet, Inc.*

99.1 Press Release dated August 5, 1998.

*Pursuant to Item 601(b)(2) of Regulation S-K, the Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

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                                 SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE INTERCEPT GROUP, INC.



                                        By:   /s/ Scott R. Meyerhoff
                                              --------------------------------
                                              Scott R. Meyerhoff
                                              Chief Financial Officer

Dated:  August 19, 1998

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                                 EXHIBIT INDEX

Exhibit                                                           Page
-------                                                           ----

2.1 Asset Purchase Agreement dated August 4, 1998 by and between The InterCept Group, Inc. Nova
         Financial Corporation and BroadNet, Inc.*

99.1     Press Release dated August 5, 1998.


*Pursuant to Item 601(b)(2) of Regulation S-K, the Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

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